UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2014

SMITH & WESSON HOLDING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue Springfield, Massachusetts	01104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 331-0852

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 11, 2014, we completed our previously announced acquisition of all of the issued and outstanding stock of Battenfeld Acquisition Company Inc., a Delaware corporation, including its wholly owned subsidiary, Battenfeld Technologies, Inc., a Missouri corporation, pursuant to a Stock Purchase and Sale Agreement, dated as of November 25, 2014 (the “Stock Purchase Agreement”), by and among us, Clearview Battenfeld Acquisition Company LLC, a Delaware limited liability company (“Clearview”), and the members and optionholders of Clearview set forth therein. The acquisition was financed using a combination of existing cash balances and cash from a $100 million draw on our existing line of credit, which was expanded to $125 million as a result of our partial exercise of the accordion feature on that line of credit, as further described in Item 2.03 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on November 26, 2014.

The foregoing description of the acquisition does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, which is filed as Exhibit 2.9 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on November 26, 2014 and is incorporated by reference into this Item 2.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described in Item 1.01 of this Current Report on Form 8-K, on December 11, 2014, we made a $100 million draw on our existing line of credit to partially fund the acquisition. The disclosure provided in Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On December 12, 2014, we issued a press release announcing the closing of the acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements required to be filed pursuant to this item will be filed by amendment within 71 calendar days after the date of this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

The pro forma financial information required to be filed pursuant to this item will be filed by amendment within 71 calendar days after the date of this Current Report on Form 8-K.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

99.1	Press release from Smith & Wesson Holding Corporation, dated December 12, 2014, entitled “Smith & Wesson Holding Corporation Completes Previously Announced Acquisition of Battenfeld Technologies, Inc.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2014	SMITH & WESSON HOLDING CORPORATION

	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release from Smith & Wesson Holding Corporation, dated December 12, 2014, entitled “Smith & Wesson Holding Corporation Completes Previously Announced Acquisition of Battenfeld Technologies, Inc.”